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                                                                 EXHIBIT 10.38.2
                                                                 ---------------

                                SECOND ADDENDUM
                                      TO
                            DISTRIBUTION AGREEMENT


The Distribution Agreement between Rhone Merieux, France ("RM") and Synbiotics Corporation ("Synbiotics"), dated July 10, 1990 (the "Agreement"), as amended by that certain Addendum to Distribution Agreement, dated April 11, 1996 (the "First Addendum") is hereby further amended as follows:

    1. As contemplated in paragraph 1 of the First Addendum, effective upon the date upon which both Synbiotics and Bio-Trends International, a California corporation ("BTI"), have each executed that certain Amendment to FeLV Distribution Agreement, which extend the distribution agreement between Synbiotics and BTI for BTI's FeLV vaccine through December 31, 2004, Synbiotics and RM agree to extend the Agreement, as modified by the First Addendum, between RM and Synbiotics through December 31, 2004, subject to all the other terms and conditions set forth therein.

Except as otherwise expressly provided in this Second Addendum, the Agreement, as modified by the First Addendum, will remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties have executed and delivered this Second Addendum to Distribution Agreement in San Diego, California, as of this 27th day of August, 1996.


RHONE MERIEUX, FRANCE


By:    /s/ GUY MAHLER
       --------------------
Title:


SYNBIOTICS CORPORATION,
a California corporation

By:    /s/ KENNETH M. COHEN
       ----------------------
Title: President and Chief Executive Officer

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